SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): January 25, 2005

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-30048	93-1225376

State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization

1840 Gateway Drive
San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT 99.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibit

Exhibit 99.1 Monthly Servicing Report for the Collection Period ending December 31, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2002-LJ-1 OWNER TRUST
	BY:	BAY VIEW SECURITIZATION CORPORATION
ORIGINATOR OF TRUST

Dated: January 25, 2005		By:	/s/ Lisa Staab
Lisa Staab
VP, Controller